UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2018

Helix TCS, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55722	81-4046024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)

5300 DTC Parkway, Suite 300 Greenwood Village, CO 80111
(Address of principal executive offices)

Registrant’s telephone number, including area code (720) 328-5372

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 5, 2018, Helix TCS, Inc., a Delaware corporation (the “Company”), filed a Current Report on Form 8-K (the “Original Report”) reporting, among other things, the completion of its acquisition of Bio-Tech Medical Software, Inc., a company organized under the laws of the State of Florida, pursuant to Item 2.01 of Form 8-K. Under parts (a) and (b) of Item 9.01 therein, the Company stated that it would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A (Amendment No. 1) amends the Original Report in order to provide the required financial information. Except for the filing of the financial statements and pro forma financial information, the Original Report is not being amended or updated in any other manner.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

Audited financial statements of Bio-Tech Medical Software, Inc. as of and for the years ended December 31, 2017 and 2016 and the related notes thereto. are included as Exhibit 99.1 and are incorporated herein by reference. The balance sheets as of March 31, 2018 (unaudited) and December 31, 2017, and the unaudited statements of operations and cash flows for the three-months ended March 31, 2018 and March 31, 2017, and unaudited statement of stockholders’ equity for the three-month period ended March 30, 2018 are included as Exhibit 99.2 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheets and statements of operations for the three months ended March 31, 2018 and the unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2017, reflecting the acquisition of Bio-Tech Medical Software, Inc., and the notes thereto are included as Exhibit 99.3 and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of EisnerAmper, LLP.

99.1	Audited financial statements of Bio-Tech Medical Software, Inc. as of and for the years ended December 31, 2017 and 2016 and the related notes thereto.

99.2	Balance sheets as of March 31, 2018 (unaudited) and December 31, 2017, and the unaudited statements of operations and cash flows for the three-months ended March 31, 2018 and March 31, 2017, and unaudited statement of stockholders' equity for the three-month period ended March 30, 2018.

99.3	Unaudited pro forma condensed combined balance sheets and statements of operations of the Company for the three months ended March 31, 2018 and unaudited pro forma condensed combined statements of operations of the Company for the year ended December 31, 2017 and the notes thereto.

1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIX TCS, INC.

Date: August 13, 2018	/s/ Scott Ogur
Scott Ogur
Chief Financial Officer

2